EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Vasomedical, Inc. and subsidiaries (the "Company") on Form 10-Q for the period ending August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jun Ma, as President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Jun Ma
                                        ----------------------------------------
                                         Jun Ma
                                         President & Chief Executive Officer

Dated: October 15, 2009


                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Vasomedical, Inc. and subsidiaries (the "Company") on Form 10-Q for the period ending August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tarachand Singh, as Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 15, 2009

                                      /s/ Tarachand Singh
                                      ------------------------------------------
                                      Tarachand Singh
                                      Chief Financial Officer